UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 6, 2026

LEGACY HOUSING CORPORATION
(Exact name of registrant as specified in its charter)

Texas	001-38761	20-2897516
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Airport Freeway, #100, Bedford, Texas		76022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (817) 799-4900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	LEGH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

Legacy Housing Corporation (the “Company”)

November 6, 2026

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On November 6, 2026, the Board of Directors of the Company appointed Darren McCallon to serve as Chief Financial Officer of the Company, effective November 9, 2026.

Mr. McCallon, age 55, is a seasoned executive with over 25 years of experience in financial reporting, accounting operations, capital planning, M&A, and strategic finance. He has extensive experience with companies in the medical device, staffing, retail, and financial services industries. Since 2023, he has served as Chief Financial Officer of Fortune Insurance, a commercial insurance brokerage firm based in Tacoma, Washington, where he led the company’s successful sale to OneDigital. Previously, he served as Chief Financial Officer of 4WEB Medical, an orthopedic implant company based in Frisco, Texas, from 2014 to 2023, and held senior roles at TrueBlue, Inc. and Blockbuster Inc. Mr. McCallon earned a Bachelor of Business Administration in Finance from the University of Texas at Austin, a Master of Business Administration from Southern Methodist University, and is a Certified Public Accountant.

The Company and Mr. McCallon expect to enter into an employment agreement following his appointment.

Mr. McCallon replaces Jon Langbert, who resumed his retirement on November 6, 2026.

Other than as described above, there are no arrangements or understandings between Mr. McCallon and any other person pursuant to which Mr. McCallon was selected as an officer of the Company. Neither Mr. McCallon nor any member of his immediate family has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934. Further, there is no family relationship between Mr. McCallon and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY HOUSING CORPORATION

Date: November 10, 2026	By:	/s/ Kenneth E. Shipley
	Name:	Kenneth E. Shipley
	Title:	Chief Executive Officer